UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 12, 2023

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer IdentifiCAtion No.)

100 – 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (250) 765-6424

____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LEXX	The Nasdaq Capital Market
Warrants to Purchase Common Stock	LEXXW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.0	Entry into a Material Definitive Agreement

Lexaria Bioscience Corp. (“Lexaria”) entered into a Master Services Agreement (“MSA”) with InClin, Inc. (“InClin”) for the purposes of InClin acting as Lexaria’s clinical research organization for its Food and Drug Administration registered U.S. Phase 1b Investigational New Drug hypertension study (“HYPER-H23-1”) for its patented DehydraTECH-powered cannabidiol.  Pursuant to the terms and conditions of the MSA, Lexaria has the ability to terminate the MSA with or without cause upon 30 days’ notice and any work to be performed under the MSA is subject to a mutually agreed upon work order (“WO”).  The initial WO (“WO #1”) issued under the MSA was approved by the parties, with the work to be conducted and the budget for same being subject to adjustment based on the completion by Lexaria of a financing for net proceeds of US$1,000,000 or more (the “Financing”), for the commencement of study start-up and preparatory activities.  As with the MSA, the WO #1 can be terminated with or without cause on 30 days of notice.

As the Financing has now been completed successfully, the services and consideration of WO #1 have now become definitive and include the following obligations of Lexaria:

•	Payment of 10% of direct costs associated with the study start-up and preparatory activities being $72,355;
•	Payment of 50% of the total pass through costs associated with the study start-up and preparatory activities being $335,242;

The aggregate budget for WO #1 is $1,395,000.  Any monies that have not been used and accounted for from the above payments will be refunded to Lexaria if WO #1 is terminated.  Pursuant to WO #1, InClin will be providing Lexaria with template study documents, review of regulatory documents, assisting with IRB submissions, conduct of site study training, preparation of project plans, preparation of questionnaires, identification of study sites, including evaluations of each and obtaining confidentiality agreements, preparation of Clinical Trial Agreements, management of laboratory supplies, day-to-day project management, and related activities associated with HYPER-H23-1.

The initial kick-off meeting between Lexaria and InClin is scheduled for later in May.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

 Date: May 12, 2023

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